COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 4th Quarter 2022

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2021 Annual Report on Form 10-K, 3RD Quarter 2022 Report on Form 10-Q and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

157 YEARS IN BUSINESS



FULL-SERVICE BANKING FOOTPRINT

148 full-service branches and 293 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

U.S. PRESENCE

Extended Commercial Market Area

Commercial Payments Services
Offered in 48 states across the U.S.

Sources: [1]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 09/30/2022; [2]Includes loans held for sale; [3]Moody's Credit Opinion – Commerce Bancshares, Inc., November 11, 2022, baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 12/31/2022 unless otherwise noted.

TOTAL ASSETS

$31.9 BILLION

42ND LARGEST U.S. BANK BASED ON ASSET SIZE[1]

MARKET CAP

$8.5 BILLION

22nd LARGEST U.S. BANK BASED ON MARKET CAP[1]

TOTAL TRUST ASSETS UNDER ADMINISTRATION

$60.3 BILLION

18TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF 9/30/2022

14.0%

5TH HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

TOTAL DEPOSITS **$26.2** BILLION

TOTAL LOANS[2] **$16.3** BILLION

$10.4 BILLION **COMMERCIAL CARD VOLUME** AS OF 12/31/2022

17.3% **RETURN ON AVERAGE EQUITY YTD**

6TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a1 **BASELINE CREDIT ASSESSMENT[3]**

1 of 5 MOODY'S RANKS COMMERCE AMONG THE TOP 5 BANKS IN THE COUNTRY

3

$1.04 EPS 4 • PPNR1 reached record level of $174.7 million, up 1.6% over Q3. • Net interest income increased 3.4% over Q3. • Net interest margin increased 17 bps over Q3 to 3.18%. • Non-interest income decreased 1.2% from Q3 (35.0% of total revenue). • Wealth management client assets of $60.3 billion at December 31, 2022. • Non-interest expense increased 1.8% over Q3. • QTD average loans up 1.5% over Q3. Period-end loans up 2.5% over Q3. • QTD average deposits decreased $1.1 billion from Q3. Period-end deposits decreased $1.3 billion from Q3 (includes $515 million of expected withdrawal from one customer). • Net charge-offs to total average loans of .14% and non-accrual loans to total loans of .05%. • Tangible common equity to tangible assets of 7.32%. Leverage ratio of 10.34%. • Announced bolt-on acquisition of L.J. Hart & Company, a municipal bond underwriting and advisory firm. Highlights Well-positioned for current environment 4Q2022 HIGHLIGHTS $174.7 million PPNR1 $131.6 million Net Income 21.88% ROACE 1.65% ROAA 55.26% Efficiency Ratio 1See the non-GAAP reconciliation on page 20

Quarterly Average Balances Change vs. $ in millions 4Q22 3Q22 4Q21 Highlights Commercial1 $10,047.8 $183.3 $624.3 • Linked quarter (LQ) reflects growth in business and business real estate, partly offset by a decline in construction loans Consumer 5,837.2 55.8 167.6 Total Loans $15,885.0 $239.0 $791.9 Investment Securities $12,675.4 $(1,041.2) $(2,097.4) • LQ decrease mainly due to maturities and pay downs of AFS securities and unrealized losses Interest Earning Deposits with Banks $640.0 $(340.2) $(2,217.0) • LQ decrease resulting from lower deposit balances and higher loan balances, offset by paydowns of investment securities Deposits $26,606.9 $(1,146.2) $(2,240.9) • 4.1% decline from LQ, $515 million planned withdrawal from one customer in October • 7.8% decline from prior year (PY) Book Value per Share2 $19.85 $.94 $(7.20) • Lower long-term interest rates (AOCI impact) and higher net income drove quarterly increase BALANCE SHEET HIGHLIGHTS 5 1 PPP QTD average balances were $12.7 million and $27.0 million as of December 31, 2022 and September 30, 2022, respectively 2 For the quarters ended December 31, 2022, September 30, 2022, and December 31, 2021

$16.9 $17.0 $16.2 $11.9 $10.8 $10.4 $28.8 4Q21 3Q22 4Q22 $27.8 $26.6 -8% $9.4 $9.9 $10.1 $5.7 $5.8 $5.8 4Q21 3Q22 4Q22 $15.1 $15.6 $15.9 BALANCE SHEET 6 Loans Consumer Loans Loan Yield Commercial Loans Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Interest Bearing Deposit Yield QTD Average Balances $ billions 3.62% 4.37% 5.03% .05% .21% .40% +5%

$2,502 2022 $10,630 2022 DEPOSIT BALANCE TRENDS Segment view $ in millions 7 $7,848 $9,938 $11,991 $11,941 2019 2020 2021 2022 +15% $10,236 $11,282 $12,839 $13,398 2019 20222020 2021 +9% $1,832 $2,271 $2,966 $2,804 20212019 2020 2022 +15% Commercial Consumer Wealth CAGR CAGR CAGR Average Balance Period End Average Balance Growth $12,976 2022 Average Balance Growth Period EndAverage Balance Average Balance Growth Average Balance Period End

LOAN PORTFOLIO

Period-End Balances

$ in 000s	12/31/2022	9/30/2022	12/31/2021	QoQ	YoY
Business	$5,661,725	$5,528,895	$5,303,535	2.4%	6.8%
Business excl. PPP	*5,653,659*	*5,507,081*	*5,174,372*	*2.7%*	*9.3%*
Construction	1,361,095	1,206,955	1,118,266	12.8%	21.7%
Business Real Estate	3,406,981	3,331,627	3,058,837	2.3%	11.4%
Personal Real Estate	2,918,078	2,862,519	2,805,401	1.9%	4.0%
Consumer	2,059,088	2,116,371	2,032,225	-2.7%	1.3%
Revolving Home Equity	297,207	286,026	275,945	3.9%	7.7%
Consumer Credit Card	584,000	563,349	575,410	3.7%	1.5%
Overdrafts	14,957	3,216	6,740	365.1%	121.9%
Total Loans	**$16,303,131**	**$15,898,958**	**$15,176,359**	**2.5%**	**7.4%**
PPP[1]	8,066	21,814	129,163	-63.0%	-93.8%
Total Loans excl. PPP	**$16,295,065**	**$15,877,144**	**$15,047,196**	**2.6%**	**8.3%**

QTD Average Balances

$ in 000s	12/31/2022	9/30/2022	12/31/2021	QoQ	YoY
Business	$5,478,241	$5,317,696	$5,191,844	3.0%	5.5%
Business excl. PPP	*5,465,536*	*5,290,731*	*4,972,934*	*3.3%*	*9.9%*
Construction	1,268,900	1,288,721	1,228,237	-1.5%	3.3%
Business Real Estate	3,300,697	3,258,128	3,003,459	1.3%	9.9%
Personal Real Estate	2,886,686	2,844,376	2,785,095	1.5%	3.6%
Consumer	2,089,912	2,101,622	2,043,690	-.6%	2.3%
Revolving Home Equity	293,681	280,923	276,464	4.5%	6.2%
Consumer Credit Card	559,463	550,058	559,429	1.7%	0.0%
Overdrafts	7,428	4,438	4,926	67.4%	50.8%
Total Loans	**$15,885,008**	**$15,645,962**	**$15,093,144**	**1.5%**	**5.2%**
PPP[1]	12,705	26,965	218,910	-52.9%	-94.2%
Total Loans excl. PPP	**$15,872,303**	**$15,618,997**	**$14,874,234**	**1.6%**	**6.7%**

[1]Paycheck protection program (PPP) loans are included in the business loan category

Commerce Bancshares, Inc.
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Change vs. $ in millions 4Q22 3Q22 4Q21 Highlights Net Interest Income $254.6 $8.3 $47.0 • Linked quarter (LQ) increase due to higher interest earned on loans, partly offset by lower interest earned on investment securities and higher interest expense Non-Interest Income $136.8 $(1.7) $(10.9) • See page 10 Non-Interest Expense $216.7 $3.9 $13.2 • See page 11 Pre-Tax, Pre-Provision Net Revenue1 $174.7 $2.7 $23.0 Investment Securities Gains, Net $8.9 $5.5 $18.6 • 4Q22 net gains of $8.8 million on the private equity investment portfolio Provision for Credit Losses $15.5 $.2 $22.5 • 4Q22 provision reflects builds in the ACL on loans and the liability for unfunded lending commitments of $6.8 million and $3.1 million, respectively. Net-Income Attributable to Commerce Bancshares, Inc. $131.6 $8.8 $16.7 For the three months ended 4Q22 3Q22 4Q21 Net Income per Common Share – Diluted $1.04 $.97 $.90 Net Yield on Interest Earning Assets 3.18% 3.01% 2.43% • Higher rates on earning assets supported quarterly margin expansion INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 20 9

Change vs. $ in millions 4Q22 3Q22 4Q21 Highlights Bank Card Transaction Fees $44.6 $(1.1) $(.2) • Higher corporate card fees more than offset by higher rewards Trust Fees $44.7 $(.7) $(4.2) • 4Q22 reflects lower market values on assets under management compared to prior year (PY) Deposit Account Charges and Other Fees $22.0 $(2.5) $(3.5) • Decrease of 13.7% from PY mainly due to lower overdraft and return item fees (decline of $4.1 million) • Overdraft and return item fees for 4Q22 were $2.9 million Capital Market Fees $3.4 — $(.5) Consumer Brokerage Services $4.5 $(.6) $(.4) Loan Fees and Sales $2.6 $(.5) $(2.7) • Decline from PY reflects lower mortgage banking revenue Other $15.1 $3.7 $.5 • Increase over last quarter (LQ) mainly due to a $1.0 million gain on the sale of real estate and a higher deferred compensation fair value adjustment of $2.5 million Total Non-Interest Income $136.8 $(1.7) $(10.9) NON-INTEREST INCOME HIGHLIGHTS 10

Change vs. $ in millions 4Q22 3Q22 4Q21 Highlights Salaries and Employee Benefits $138.5 $1.1 $5.8 • Increase of 4.4% over prior year (PY) due to higher full-time salaries and higher employee benefits expense Net Occupancy $11.8 $(.8) $(.5) Equipment $5.0 — $.3 Supplies and Communication $4.4 $(.1) — Data Processing and Software $28.0 $(.1) $2.2 • Increase of 8.6% over PY due to higher software expense, bank card processing fees and increased costs for service providers Marketing $5.4 $(.8) — Other $23.6 $4.6 $5.3 • Increase over last quarter (LQ) mostly due to higher deferred compensation fair value adjustment of $2.5 million, an increase in legal and professional fees of $1.6 million, and higher travel and entertainment and insurance expense Total Non-Interest Expense $216.7 $3.9 $13.2 NON-INTEREST EXPENSE HIGHLIGHTS 11

12 PRE-TAX, PRE-PROVISION NET REVENUE (PPNR) $148 $152 $208 $204 4Q2021 $355 $139 $172 $246 $213 $385 3Q2022 $137 $175 $255 $217 $391 4Q2022 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 4Q2022 Comparison vs. 4Q2021 15.1% vs. 3Q2022 1.6% See the non-GAAP reconciliation on page 20

$4.3 $4.8 $5.6 $3.4 $2.6 4Q21 3Q22 4Q22 MAINTAINING STRONG CREDIT QUALITY 13 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $150.0 $143.4 $150.1 $261.2 $280.9 4Q224Q21 3Q22 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - Peer Average ACL - CBSH ACL / Total Loans - CBSH $9.2 $7.2 $8.3 $104.4 $108.0 4Q21 3Q22 4Q22 Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 16.4x 20.0x 18.1x 3.6x 4.7x 4Q224Q21 3Q22 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer Average Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CFR, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SNV, SSB, UMBF, UMPQ, UBSI, VLY, WTFC 1As a percentage of average loans (excluding loans held for sale) NALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .06% NALs / Total Loans – Peer Average .05% .05% .50% .42% ACL / Total Loans – Peer Average .99% .90% .92% 1.22% 1.12% .11% .12% .14% .07% .04%

ALLOCATION OF ALLOWANCE 14 CECL allowances reflect the economic and market outlook September 30, 2022 December 31, 2022 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 45.0 .81% $ 46.3 .82% Bus R/E 28.7 .86% 28.2 .83% Construction 29.4 2.44% 28.8 2.12% Commercial total $ 103.1 1.02% $ 103.3 .99% Consumer 9.8 .46% 10.3 .50% Consumer CC 22.5 4.00% 24.9 4.26% Personal R/E 6.6 .23% 10.0 .34% Revolving H/E 1.3 .47% 1.6 .53% Overdrafts .1 2.71% .1 .74% Consumer total $ 40.3 .69% $ 46.8 .80% Allowance for credit losses on loans $ 143.4 .90% $ 150.1 .92% 1.47% 1.44% 1.35% 1.22% 1.07% 0.88% 0.90%0.92% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $200 $150 $100 $250 3Q 0.95% $220.8 1/1 4Q $171.7 1Q $240.7 3Q2Q $236.4 $139.6 4Q $200.5 4Q $138.0 1Q 1.10% $134.7 $172.4 $150.0 2Q $162.8 $150.1 3Q 0.99% 0.87% 1Q 2Q $143.4 1.14% Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020

15 WELL-POSITIONED FOR CURRENT ENVIRONMENT

0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 3Q2022 and 4Q2022 Hedging actions: Entered into two floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3Q2022: One 2.5% floor contract with a notional value of $500 million. The contract begins 1/2024. • 4Q2022: One 3.0% floor contract with a notional value of $500 million. The contract begins 4/2024. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 16 Opportunities to enhance and protect NII in a rising rate environment. • Investment securities portfolio duration of 3.7 years. • Cash flows from maturities and paydowns of securities of $2.4 billion expected over the next twelve months. • Large core deposit base and historically low betas. • Securities purchased under agreements to resell of $825 million maturing through 2025. • 100 bps of gradual rate hikes impact NII over twelve months by reducing NII by $14.0MM to increasing NII by $9.9MM2. • As of December 31, 2022, 56% of loans were variable rate, (64% commercial, 42% consumer). Cost of Total Deposits & Deposit Beta: Prior & Current Fed Cycle Source: S&P Global Market Intelligence, 2021 10-K , 3Q2022 10-Q 1 Fed Rate increase cycle from 3Q2015 through 2Q2019, +225 bps; Fed Rate increase cycle from 4Q2021 through 4Q2022, +425 bps; 2 As of September 30, 2022 Cost of Total Deposits Before Fed Rate Increases End of Fed Rate Increases / Current Deposit Beta1 Commerce (3Q2015 – 2Q2019) .12% .38% 12% Peer Median (3Q2015 – 2Q2019) .23% .85% 27% Commerce (4Q2021 – 4Q2022) .03% .24% 5% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Quarter in the Fed Cycle Effective Fed Funds Rate (3Q2015 - 2Q2019) Effective Fed Funds Rate (4Q2021 - Current) 3Q2015 / 4Q2021

Over 55% of total loans are variable; 64% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $5.7B Fixed Variable C om m er ci al 67% 33% Personal RE Total Loans: $2.9B C on su m er 99% 1% HELOC Total Loans: $0.3B 43% 57% Business RE Total Loans: $3.4B 95% 5% Consumer Card Total Loans: $0.6B 70% 30% Consumer Total Loans: $2.1B 17 5% 95% Construction Total Loans: $1.4B As of 12/31/2022

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 18 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of September 30, 2022 2Period-end balances, as of December 31, 2022 3Includes loans held for sale, for the quarter ended December 31, 2022 15.4% 14.0% 13.3% 13.0% 12.4% 11.8% 11.7% 11.2% 11.1% 11.0% 10.9% 10.7% 10.6% 10.6% 10.6% 10.1% 10.0% 10.0% 9.9% 9.6% CBSH OZK WTFC ASB BOKF PB CFR UMBF UBSI SFNC HWC VLY FNB SSB FULT PNFP UMPQ SNV ONB ABCB Peer Median: 10.9% Core Deposits $25.2 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 60% Average Loan to Deposit Ratio180% Peer Average Commerce 96%Certificates of Deposit Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market 4%

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 36 Portfolio Companies Representing $875 million in Revenue Over 3,400 Employees Fair Value as of December 31, 2022: $178.1 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 19

NON-GAAP RECONCILIATIONS 20 For The Three Months Ended (DOLLARS IN THOUSANDS) Dec. 31, 2022 Sep. 30, 2022 Dec. 31, 2021 A Net Interest Income $ 254,641 $ 246,373 $ 207,657 B Non-Interest Income $ 136,825 $ 138,514 $ 147,699 C Non-Interest Expense $ 216,740 $ 212,884 $ 203,582 Pre-Provision Net Revenue (A+B-C) $ 174,726 $ 172,003 $ 151,774 Pre-tax, Pre-provision Net Revenue